SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                          DATE OF REPORT: JUNE 9, 2005
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



      333-16031                                                  86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      Pursuant to a Certificate of Amendment (the "Amendment") to the registrant's Articles of Incorporation filed with the Secretary of State of the State of Nevada, effective June 9, 2005, the registrant effected a reverse stock split (the "Reverse Split") of its common stock, par value $.001 per share (the "Common Stock"), whereby every ten (10) shares of outstanding Common Stock were exchanged for one (1) new share of Common Stock. The Amendment was previously disclosed in a Schedule 14C Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, filed with the Securities and Exchange Commission on May 17, 2005. A copy of the Amendment is attached hereto as
Exhibit 3.1 and incorporated herein.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

      On June 9, 2005, the registrant issued a press release announcing (i) the Reverse Split; (ii) the Amendment, (iii) a change in the CUSIP number for its Common Stock and (iv) a change in the ticker symbol under which its Common Stock trades on NASDAQ's "Over-the-Counter" Bulletin Board. A copy of the press release is attached hereto as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Number      Documents
      ------      ---------

      3.1 Certificate of Amendment to the Articles of Incorporation effective as of June 9, 2005.

      99.1 Press release of Incentra Solutions, Inc., dated June 9, 2005, announcing (i) a ten-for-one reverse split of its common stock, (ii) the amendment to its Articles of Incorporation;
                  (iii) a change in the CUSIP number for its common stock; and
                  (iv) a change in the ticker symbol under which its common stock trades on NASDAQ's "Over-the-Counter" Bulletin Board.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INCENTRA SOLUTIONS, INC.


Date:  June 9, 2005                     By: /s/Thomas P. Sweeney III
                                            ------------------------------------
                                            Thomas P. Sweeney III
                                            Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

      Number      Documents
      ------      ---------

      3.1 Certificate of Amendment to the Articles of Incorporation effective as of June 9, 2005.

      99.1 Press release of Incentra Solutions, Inc., dated June 9, 2005, announcing (i) a ten-for-one reverse split of its common stock, (ii) the amendment to its Articles of Incorporation;
                  (iii) a change in the CUSIP number for its common stock; and
                  (iv) a change in the ticker symbol under which its common stock trades on NASDAQ's "Over-the-Counter" Bulletin Board.